Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the annual report of Furniture Brands International, Inc. (the

“Company”) on Form 10-K for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. G. Holliman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. G. Holliman, Jr.
W. G. Holliman
Title: Chief Executive Officer
Furniture Brands International, Inc.
March 14, 2006

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the annual report of Furniture Brands International, Inc. (the

“Company”) on Form 10-K for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Denise L. Ramos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Denise L. Ramos
Denise L. Ramos
Title: Chief Financial Officer
Furniture Brands International, Inc.
March 14, 2006